UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020 (June 22, 2020)

FRONT YARD RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-0525
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RESI	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Front Yard Residential Corporation (the “Company”) was held on June 22, 2020 (the “Annual Meeting”). On the record date for the Annual Meeting (June 3, 2020), an aggregate of 58,614,777 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The final results for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

(i)	The following Directors were elected to serve until the Company's 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified by the following vote:

Name	For	Withhold	Broker Non-Votes
Leland G. Abrams	40,790,734	4,450,291	—
Rochelle R. Dobbs	37,627,031	7,613,994	—
George G. Ellison	38,109,092	7,131,933	—
Michael A. Eruzione	34,371,634	10,869,391	—
Leslie B. Fox	34,395,489	10,845,536	—
Wade J. Henderson	32,553,190	12,687,835	—
George W. McDowell	30,565,743	14,675,282	—
Lazar Nikolic	40,906,936	4,334,089	—

(ii)	The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020 was ratified by the following vote:

For	Against	Abstentions
41,540,952	3,545,592	154,481

(iii)	The compensation of the Company's named executive officers as disclosed in the proxy statement was approved, on an advisory basis, by the following vote:

For	Against	Abstentions
30,163,373	14,926,763	150,889

Item 8.01	Other Events

On June 22, 2020, upon the election of the Directors at the Annual Meeting, the following Board of Directors committee assignments became effective: George W. McDowell, Leland G. Abrams and Rochelle R. Dobbs were appointed to the Audit Committee; Rochelle R. Dobbs, Michael A. Eruzione and Leslie B. Fox were appointed to the Compensation Committee; and Wade J. Henderson, Michael A. Eruzione and Leslie B. Fox were appointed to the Nomination/Governance Committee, each for a one-year term and/or until his or her successor is appointed.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Front Yard Residential Corporation
June 26, 2020	By:	/s/ Robin N. Lowe
Robin N. Lowe Chief Financial Officer